UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Bioanalytical Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 5, 2016

Dear Bioanalytical Systems, Inc. Shareholders:

You are invited to attend the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. (“BASi” or the “Company”) to be held Thursday, March 10, 2016 at 10:00 a.m. (ET) at BASi headquarters located at 2701 Kent Avenue, West Lafayette, Indiana, 47906 for the following purposes:

(1)	to elect two Class I directors of BASi to serve for a term expiring at the Annual Meeting of Shareholders to be held in 2019 and until their respective successors are duly elected and qualified;
(2)	to consider and act on a proposal to ratify the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2016; and
(3)	to transact such other business as may properly be brought before the meeting.

Details regarding the above matters can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

We hope you are able to attend the Annual Meeting personally and we look forward to meeting with you. Whether or not you currently plan to attend, please complete, date and return the proxy card in the enclosed envelope. You may also vote via telephone or the Internet with the instructions provided on the proxy card. The vote of each shareholder is very important. You may revoke your proxy at any time before it is exercised by giving written notice to the Corporate Secretary of BASi, by delivering a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

On behalf of the Board of Directors and management of BASi, I sincerely thank you for your continued support.

Sincerely,

Jacqueline M. Lemke

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

DATE: March 10, 2016

TIME: 10:00 a.m. (ET)

PLACE: Bioanalytical Systems, Inc. Headquarters

2701 Kent Avenue

West Lafayette, IN 47906

MATTERS TO BE VOTED UPON:

1.	The election of two Class I directors of BASi to serve until the annual meeting of shareholders in 2019 and until their respective successors are elected and qualified.

2.	The ratification of the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2016.

3.	Such other business as may properly be brought before the meeting

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THE PROXY STATEMENT AND FOR THE RATIFICATION OF RSM US LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2016.

Holders of BASi common shares of record at the close of business on January 25, 2016 are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors,

Jacqueline M. Lemke

President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A POSTAGE-PAID RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE. YOU MAY ALSO VOTE VIA TELEPHONE OR THE INTERNET WITH THE INSTRUCTIONS PROVIDED ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on March 10, 2016: This Notice of Annual Meeting and Proxy Statement and our Fiscal 2015 Annual Report on Form 10-K are available in the “Investors” section of our website at www.basinc.com.

BIOANALYTICAL SYSTEMS, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MARCH 10, 2016

GENERAL

This proxy statement is furnished by Bioanalytical Systems, Inc. (“BASi” or the “Company”) in connection with the solicitation by the Board of Directors of BASi of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (ET) on Thursday, March 10, 2016, and at any adjournment thereof. The meeting will be held at the principal executive offices of BASi, 2701 Kent Avenue, West Lafayette, Indiana 47906. This proxy statement and the accompanying form of proxy will be first mailed to shareholders on or about February 5, 2016.

A shareholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by delivering written notice to the Secretary of BASi, by filing a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The signing of a proxy does not preclude a shareholder from attending the Annual Meeting in person. All proxies returned prior to the Annual Meeting, and not revoked, will be voted in accordance with the instructions contained therein. Any proxy not specifying to the contrary will be voted FOR the election of the nominees for director named below, FOR the ratification of RSM US LLP as the Company’s independent registered public accountants for fiscal 2015, and in accordance with the recommendation of the proxy holders on any other matter that is properly brought before the meeting.

As of the close of business on January 25, 2016, the record date for the Annual Meeting, there were 8,107,677 common shares of BASi outstanding. Each outstanding common share owned as of January 25, 2016 entitles its holder to one vote. BASi has no other voting securities outstanding. Shareholders do not have cumulative voting rights.

A copy of BASi’s Annual Report on Form 10-K, including audited financial statements and a description of operations for the fiscal year ended September 30, 2015, accompanies this proxy statement. Each shareholder will receive a proxy statement whether or not sharing an address with another shareholder. The solicitation of proxies is being made by BASi and all expenses in connection with the solicitation of proxies will be borne by BASi. BASi expects to solicit proxies primarily by mail, but directors, officers and other employees of BASi may also solicit proxies in person or by telephone. BASi will pay any costs so incurred, but the directors, officers and other employees involved in such solicitations will not receive any additional compensation for such actions.

HOW TO VOTE YOUR SHARES

We are pleased to offer you four options for voting your shares:

(1)	You may vote via the Internet by following the instructions provided on the proxy card;

(2)	You may vote via telephone by following the instructions provided on the proxy card;

(3)	You may attend the Annual Meeting and cast your vote in person; or

(4)	You may complete, sign, date and return the proxy card by mail or hand delivery.

We encourage you to register your vote via the Internet, via telephone or by returning the enclosed proxy card.. If you attend the meeting, you may also submit your vote in person and any votes that you previously submitted—whether via the Internet, by phone, by mail or by hand delivery—will be superseded by the vote that you cast at the meeting. Whether your proxy is submitted by the Internet, by phone, by mail or by hand delivery, if it is properly completed and submitted and if you do not revoke it prior to the meeting, your shares will be voted at the meeting in the manner set forth in the proxy. To vote at the meeting, beneficial owners who are not also the record holder of their shares will need to contact the broker, trustee or nominee that holds their shares to obtain a “legal proxy” to bring to the meeting.

COMMONLY ASKED QUESTIONS AND ANSWERS

Why am I receiving this proxy statement and proxy card?

This proxy statement describes the proposals on which you, as a shareholder of BASi, are being asked to vote. It also gives you information on the proposals to be voted on at the Annual Meeting, as well as other information so that you can make an informed decision. You are invited to attend the Annual Meeting to vote on the proposals, but you do not need to attend in person in order to vote. You may, instead, follow the instructions above to vote by mail using the enclosed proxy card or you may vote via the Internet or by telephone using the instructions included on the proxy card. Even if you currently plan to attend the meeting, please complete and return your proxy card or vote via the Internet or via telephone before the meeting date in case your plans change.

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Who can vote at the Annual Meeting?

Shareholders who owned common stock on January 25, 2016, the record date for the Annual Meeting, may attend and vote at the Annual Meeting. Each common share entitles its holder to one vote. There were 8,107,677 common shares outstanding on January 25, 2016.

What am I voting on?

We are asking you to elect two Class I directors to the Board of Directors of the Company and to ratify the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2016.

What if I change my mind after I give my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	Sending a signed statement to the Company that the proxy is revoked (you may send such a statement to the Company’s Corporate Secretary at our corporate headquarters address listed on the Notice of Meeting);

•	Signing another proxy with a later date; or

•	Voting in person at the meeting.

Your proxy will not be revoked if you attend the meeting but do not vote.

How many shares must be present to hold the meeting?

To hold the meeting and conduct business, a majority of BASi’s outstanding voting shares as of January 25, 2016 must be present in person or represented by proxies at the meeting. On January 25, 2016, a total of 8,107,677 common shares were outstanding and entitled to vote. Shares representing a majority of these votes, or 4,053,839 shares, must be present at the Annual Meeting, in person or by proxy, to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:

•	They are voted via the Internet by following the instructions on the proxy card;

•	They are voted via the telephone by following the instructions on the proxy card;

•	They are voted in person at the meeting; or

•	They are voted by a properly executed proxy card delivered to the Company via mail or by hand delivery.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name, they will not be voted unless you vote by the Internet, by telephone, by submitting your proxy card via mail or hand delivery, or by voting in person at the meeting.

How will my shares be voted if they are held in “street name”?

If your shares are held in “street name,” you should have received voting instructions with these materials from your broker or other nominee. We urge you to instruct your broker or other nominee how to vote your shares by following those instructions. If you do not give your broker or nominee instructions as to how to vote your shares, they may not be voted, except on routine matters for which the broker or nominee may exercise discretionary authority under applicable rules. These “broker non-votes” will be counted for purposes of determining whether a quorum is present, but will generally have no effect on the proposals, because they are not considered votes cast.

How many votes must the nominees receive to be elected as Class I directors?

The two Class I directors nominated for election will be elected by a plurality of the votes cast, meaning that the two persons receiving the highest number of “for” votes will be elected. Shares represented by your proxy will be voted “for” the election of each nominee recommended by BASi’s Board of Directors, unless you withhold authority for any nominee. Abstentions and broker non-votes are not counted for purposes of determining whether a nominee is elected.

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How many votes are required to approve the proposal to be voted on at the Annual Meeting other than the election of directors?

The proposal to ratify RSM US LLP as our independent registered public accountants will be approved if the number of votes for approval of the proposal exceeds the number of votes against the proposal at the Annual Meeting. Abstentions and broker non-votes are not counted for purposes of determining whether this proposal has been approved.

Who will pay for this proxy solicitation?

We will bear the costs of soliciting proxies from our shareholders. These costs include preparing, assembling, printing, mailing and distributing the proxy statements, proxy cards and annual reports. We will also reimburse brokerage houses and other custodians for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the beneficial owners of common shares.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1 - ELECTION OF DIRECTORS

Required Vote and Board of Directors’ Recommendation

Under the Company’s Second Amended and Restated Bylaws, the number of directors of the Company is to be fixed by resolution of the Board of Directors. The Board of Directors has set the number of directors at seven. In accordance with Indiana law and the Company’s Second Amended and Restated Bylaws, the Company’s Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a staggered term of three years. Each year the term of office of one Class expires. The term of office of the Class I directors expires at the 2016 Annual Meeting.

Class I of the Board of Directors consists of two directors. The Board of Directors has nominated Larry S. Boulet and A Charlene Sullivan, Ph.D., (the “Nominated Directors”) to be elected by the holders of the Company’s common shares, to serve as Class I Directors of the Company for a term expiring at the 2019 annual meeting of shareholders and until their respective successors are elected and qualified.

The nomination of each of the Nominated Directors was approved by the Company’s Nominating Committee and ratified by the Company’s Board of Directors. If elected, the Nominated Directors have each consented to serve as directors of the Company.

The Board of Directors unanimously recommends that shareholders vote FOR the election of each of the Nominated Directors. Unless authority to vote for any of the Nominated Directors is withheld, the accompanying proxy will be voted FOR the election of each of the Nominated Directors; however, the persons designated as proxies reserve the right to cast votes for another person designated by the Board of Directors in the event any Nominated Director becomes unable to serve or for any reason will not serve. Proxies will not be voted for more than two nominees. If a quorum is present, those nominees receiving a plurality of the votes cast will be elected to the Board of Directors.

Nominated Directors

Please find certain information about the Nominated Directors directly below. The address for each of the Nominated Directors is 2701 Kent Avenue, West Lafayette, IN 47906.

Name	Age	Position	Served as Director Since

Larry S. Boulet	68	Director	2007
A Charlene Sullivan, Ph.D.	65	Director	2010

Business Experience of the Nominated Directors

Larry S. Boulet has served as a director of the Company since May 2007. Mr. Boulet was a Senior Audit Partner with PricewaterhouseCoopers (“PwC”) and a National Financial Services Industry Specialist, retiring in July 2002. For the last five years of his career with PwC, Mr. Boulet served as Partner-in-charge of the Indianapolis office’s Private Client Group. Prior to serving on our Board, he served on the Board of Directors of Century Realty Trust, an Indiana based, real estate investment trust. He also served as Audit Committee Chairman until the Trust’s sale and liquidation in 2007. Mr. Boulet has also served on the Indiana State University Foundation Board of Directors, where he is an Emeritus Director, a non-voting member of the Board, and former Chairman of the Board. He holds a B.S. degree in Accounting from Indiana State University. Mr. Boulet provides our Board of Directors with insight and perspective on accounting and financial matters, stemming from his extensive experience as an audit partner.

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A. Charlene Sullivan, Ph.D. has served as a director of the Company since January 2010. Dr. Sullivan is an Associate Professor of Management at the School of Management and the Krannert Graduate School of Management at Purdue University, serving in such roles since 1984, and has been a faculty member at Purdue since 1978.  Throughout her career at Purdue, Dr. Sullivan has taught undergraduate and graduate classes on corporate finance, financial institutions and markets and financial and managerial accounting and has received numerous awards and honors from the university.  Since 2000, Dr. Sullivan also has served as the Management Faculty Advisor for the Technical Assistance Program at Purdue, which consults with small businesses in Indiana.  In addition, Dr. Sullivan has served as a financial analyst for the Indiana Gaming Commission since 1995 and as a risk management consultant for Edgar Dunn & Company (a strategy and consulting firm) since 1994.  Dr. Sullivan has served on the boards of directors of several private financial institutions and not-for-profit organizations, including the Federal Reserve Bank of Chicago from 1990 until 1996 and the Purdue Employees Federal Credit Union from 1997 until April 2009.  She currently serves on the board of directors of the Greater Lafayette Community Foundation and on the Asset-Liability Committee for the Purdue Employees Federal Credit Union.  Dr. Sullivan earned a B.S. degree in Home Economics from the University of Kentucky and a M.S. and Ph.D. in Management from Purdue University. Dr. Sullivan brings to the Board of Directors particular knowledge and experience in finance and risk management.

Remaining Members of the Board

The following table sets forth certain information regarding each of the remaining directors. The address for each of the remaining directors is 2701 Kent Avenue, West Lafayette, Indiana 47906:

Name	Age	Position	Director Since

Class II Directors serving until the 2017 Annual Meeting of Shareholders:
Richard A. Johnson, Ph.D.	70	Director	2012
Wendy Perrow	57	Director	2015

Class III Directors serving until the 2018 Annual Meeting of Shareholders:
John B. Landis, Ph.D.	63	Chairman, Director	2009
David L. Omachinski	64	Director	2009
Jacqueline M. Lemke	53	Director, President and Chief Executive Officer	2013

Business Experience of Remaining Members of the Board

Richard A. Johnson, Ph.D. was elected as a director of the Company on May 9, 2012. Dr. Johnson is currently an executive scientific consultant. From 1990 to 2008, he served as Founder and President of AvTech Laboratories. Prior to founding AvTech Laboratories, he served in various positions with The Upjohn Company, including Senior Research Scientist, Manager of Product Control, Manager of Quality Assurance Product Support and Director of Strategic Planning. Dr. Johnson received his Bachelor of Science in Chemistry from the Illinois Institute of Technology and his Ph.D. in Chemical Physics from Michigan State University. Dr. Johnson brings to the Board of Directors knowledge and insight on scientific matters, stemming from his extensive experience in the pharmaceutical industry.

Wendy Perrow was elected as a director of the Company on December 10, 2015. Ms. Perrow is President and Chief Executive Officer at Alba Therapeutics. Ms. Perrow joined Alba Therapeutics in 2008 as Vice President, Business Development, Marketing and Alliance Management. She was appointed President and Chief Operating Officer in 2011 and named Chief Executive Officer in 2013. Prior to joining Alba Therapeutics, Ms. Perrow held senior executive marketing positions with private and public pharmaceutical companies. From 2004 to 2007, she was Vice President of Marketing for Sigma-Tau Pharmaceuticals, Inc. From 1989 to 2003, Ms. Perrow held positions at Merck and Co., Inc. in marketing promotion, international business research analysis, training, and sales. Ms. Perrow began her career in a division of Johnson & Johnson. Ms. Perrow holds a bachelor’s degree from Eastern Illinois University and a Masters of Business Administration degree in finance and marketing from Duke University - The Fuqua School of Business. Through her extensive experience, Ms. Perrow brings knowledge and insight of the pharmaceutical industry as well as management expertise.

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John B. Landis, Ph.D. joined the BASi Board of Directors in November 2009 and was elected Chairman of the Board on February 11, 2010. Dr. Landis previously served as Senior Vice President, Pharmaceutical Sciences of Schering-Plough Corporation, a pharmaceutical company, from September 2003 until his retirement in October 2008. In that role, Dr. Landis led the global pharmaceutical sciences function of pharmacy, analytical chemistry, process chemistry, biotechnology, quality assurance, clinical supplies and devices. Prior thereto, Dr. Landis served as Senior Vice President, Preclinical Development at Pharmacia Corporation from 1997 until 2003 and led the global preclinical functions of toxicology, drug metabolism and pharmacokinetics, pharmaceutical sciences, analytical chemistry and laboratory animal care. Dr. Landis also served as Vice President, Central Nervous System (CNS) Psychiatry, Critical Care and Inflammation Development for Pharmacia & Upjohn from 1995 through 1997. Prior thereto, Dr. Landis was employed by The Upjohn Company, where he held positions of increasing responsibility in the areas of analytical research, quality assurance and quality control. He is a current member of Purdue University’s Chemistry Leadership Council and Dean’s Leadership Council for the School of Science and serves on the board of directors of Symphogen. He is retired from the Advisory Board of South West Michigan Life Science Venture Capital and NanoMed Scientific and from the board of directors of Metabolic Solutions Development Company. Over his career, Dr. Landis served on several other boards of directors, academic advisory panels and professional boards. Dr. Landis earned Ph.D. and M.S. degrees in Analytical Chemistry from Purdue University and a B.S. degree in Chemistry from Kent State University. Dr. Landis provides our Board of Directors with leadership, insight and perspective on scientific and management matters, stemming from his extensive experience in the pharmaceutical industry.

David L. Omachinski joined the BASi Board of Directors in October 2009. Mr. Omachinski is currently an independent executive management consultant. He was President and Chief Executive Officer (from October 2005 to August 2006) of Magnum Products, LLC (since sold to Generac Holdings Inc.), a company which supplied light towers, mobile generators and other construction equipment for a variety of industries. Prior thereto, he was President and Chief Operating Officer (since February 2004), Executive Vice President, Chief Operating & Financial Officer, and Treasurer (since 2002) and Vice President-Finance, Chief Financial Officer & Treasurer (since 1993) of Oshkosh B’ Gosh, Inc. Mr. Omachinski received his Bachelor of Business Administration from the University of Wisconsin – Oshkosh and is a certified public accountant. Mr. Omachinski also serves on the board Of Anchor BanCorp, Wisconsin, Inc. (since 2002) and its wholly owned subsidiary Anchor Bank, fsb (the “Bank”) (since 1999). Mr. Omachinski is the Chairman of the Board of Directors of Anchor Bancorp and the Bank and Chair of the Audit Committee of Anchor BanCorp. Anchor BanCorp and the Bank consented to the issuance of Orders to Cease and Desist (together, the “Orders”) on June 26, 2009, and the Bank received a Prompt Corrective Action Directive on August 31, 2010 from federal bank examiners. These enforcement actions required, among other things that the Bank comply with heightened capital requirements and a capital restoration plan and that the Bank prepare and comply with a revised business plan that included strategies for capital enhancement and an emphasis on reducing classified assets. The actions also generally prohibited the Bank and Anchor BanCorp from declaring or paying dividends or making other capital distributions without receiving regulator prior written approval and restricted the Bank’s ability to accept, renew, or roll over any brokered deposit or act as a deposit broker. The actions further required, among other things, that Anchor BanCorp and the Bank notify, and in some cases receive permission from, its regulators prior to making certain payments, incurring indebtedness, entering into certain contractual arrangements or changing its management or directors. These enforcement actions are no longer in effect. Mr. Omachinski provides the Board of Directors insight and experience in financial management.

Jacqueline M. Lemke was elected as a director of the Company in February 2013. Ms. Lemke joined the Company as Vice President, Finance and Chief Financial Officer on April 9, 2012. She was named Interim President and Chief Executive Officer on July 5, 2012. On February 12, 2013, she was named President and Chief Executive Officer. Prior to joining the Company, Ms. Lemke, was Vice President of Finance and Global CFO of Remy, Inc., a billion dollar division of Remy International, from 2007 to 2010 where she built a global finance team and created a financial system to support rapid decision making and clear lines of management accountability. From 2004 to 2005, she served as Vice President of Finance and Global CFO Connected Home Solutions at Motorola, Inc., and, prior thereto, was Global Strategic Planning Director of the multi-billion dollar revenue Invista division at the DuPont Company. Ms. Lemke’s experience includes managing cyclical, global businesses, negotiating and implementing mergers, acquisitions and joint ventures as well as building infrastructure to execute a restructured refinancing. She began her career as a tax consultant at Deloitte & Touche and is a Certified Public Accountant. Ms. Lemke earned her bachelor’s degree in finance and accounting from Drexel University and her master’s degree in management from Northwestern University. Ms. Lemke provides our Board of Directors with insight and perspective on finance and risk management matters and provides insight and information regarding the Company’s operations.

Board Independence

The Board of Directors has determined that Larry S. Boulet, David Omachinski, John B. Landis, Ph.D., Richard A. Johnson, Ph.D., A. Charlene Sullivan, Ph.D., and Wendy Perrow have no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such individuals meet the current independence requirements of the NASDAQ Marketplace Rules, as well as the independence requirements of the Securities and Exchange Commission (“SEC”).

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Board Leadership Structure

The roles of Chairman and Chief Executive Officer are split into two positions. The Board of Directors believes that separating these roles aligns the Company with emerging trends in best practices for corporate governance of public companies and accountability to shareholders. The Board also believes that this separation provides a leadership model that clearly distinguishes the roles of the Board of Directors and management. The separation of the Chairman and Chief Executive Officer positions allows our Chief Executive Officer to direct her energy towards operational and strategic issues while the non-executive Chairman focuses on governance and shareholders. The Company believes that separating the Chairman and Chief Executive Officer positions enhances the independence of the Board of Directors, provides independent business counsel for our Chief Executive Officer, and facilitates improved communications between Company management and members of the Board of Directors.

Oversight of Risk Management

It is management’s responsibility to manage our enterprise risks on a day-to-day basis. The Board of Directors is responsible for risk oversight by focusing on our overall risk management strategy and the steps management is taking to manage our risk. While the Board of Directors as a whole maintains ultimate oversight responsibility, the Board of Directors has delegated certain risk management oversight responsibilities to its various committees. The Audit Committee oversees management of market and operational risks that could have a financial impact, such as those relating to internal controls or liquidity. The Compensation Committee is responsible for overseeing risks related to our compensation programs, including structuring and reviewing our executive compensation programs, considering whether such programs are in line with our strategic objectives and incentivizing appropriate risk-taking. The Nominating / Corporate Governance Committee manages risks associated with governance issues, such as the independence of the Board of Directors and key executive succession.

In addition to its formal compliance programs, the Board of Directors encourages management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its long-term planning process.

Committees and Meetings of the Board of Directors

The Board of Directors has established Compensation, Audit and Nominating/Corporate Governance Committees. Scheduled meetings are supplemented by frequent informal exchanges of information and actions taken by unanimous written consents without meetings.

No member of the Board of Directors attended fewer than 75% of the aggregate of the meetings of the Board of Directors and meetings of any committee of the Board of Directors of which he or she was a member. One member of the Board of Directors attended the 2015 Annual Meeting of Shareholders. All of the members of the Board of Directors are encouraged, but not required, to attend BASi’s annual meetings. The following chart shows the number of meetings of each of the committees of the Board of Directors and meetings of the Board of Directors at which a quorum was present:

Committee	Members	Meetings in fiscal 2015

Compensation	David L. Omachinski (Chair)	2
	John B. Landis, Ph.D.
	Merrill R. Osheroff, Ph.D.*
	Wendy Perrow **

Audit	Larry S. Boulet (Chair)	4
	David L. Omachinski
	A. Charlene Sullivan, Ph.D.

Nominating / Corporate Governance	A. Charlene Sullivan, Ph.D. (Chair)	1
	Larry S. Boulet
	Richard A. Johnson, Ph.D.

Board of Directors		6

*Merrill R. Osheroff, Ph.D. resigned as a director and member of the Compensation Committee on September 15, 2015.

**Wendy Perrow was elected as a director and member of the Compensation Committee on December 10, 2015.

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The Compensation Committee is responsible for, among other matters, making recommendations to the Board of Directors with respect to:

•	compensation arrangements for the executive officers of BASi;
•	policies relating to salaries and job descriptions;
•	insurance programs;
•	benefit programs, including retirement plans; and
•	administration of the 2008 Stock Option Plan.

The Audit Committee is responsible for, among other matters:

•	reviewing with the auditors the scope of the audit work performed;
•	establishing audit practices;
•	overseeing internal accounting controls;
•	reviewing financial reporting;
•	accounting personnel staffing; and
•	engaging, overseeing and, where necessary, discharging the independent registered public accounting firm.

The Nominating/Corporate Governance Committee is responsible for, among other matters:

•	receiving and reviewing recommendations for nominations to the Board of Directors; and
•	recommending to the Board of Directors individuals as nominees for election to the Board.

The Board of Directors has adopted a written charter for each of the Compensation Committee, the Audit Committee and the Nominating/Corporate Governance Committee, each of which can be found on our website at www.basinc.com. Compensation Committee, Audit Committee and Nominating/Corporate Governance Committee members are not employees of BASi and, in the opinion of the Board of Directors, are “independent” (as defined by applicable NASDAQ and SEC rules and regulations, including those pertaining to committee members). The Board of Directors has determined that each of Larry S. Boulet, David L. Omachinski and A. Charlene Sullivan, Ph.D., is an “audit committee financial expert” (as defined by Item 407(d)(5)(ii) of Regulation S-K) based upon, among other criteria, the respective experiences described above under “Business Experience of the Nominated Directors” and “Business Experience of Remaining Members of the Board”, as applicable.

Director Nominations

The Nominating/Corporate Governance Committee will consider for nomination as directors persons recommended by shareholders entitled to vote on the election of directors. Such recommendations must be made to the Board of Directors in writing and delivered to Bioanalytical Systems, Inc., Attention: Corporate Secretary, 2701 Kent Avenue, West Lafayette, Indiana 47906 not less than 90 days nor more than 120 days prior to the anniversary date of the prior year’s annual shareholders meeting. Nominations must be received between November 20, 2016 and December 19, 2016 for consideration at the 2017 Annual Shareholders’ Meeting. Nominations must set forth, with respect to the person nominated, their name, age, business address and residence address, principal occupation or employment, class and number of shares of BASi which are owned beneficially or of record by the person, and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. The shareholder making this proposal must state his, her or its name and record address, the class and number of shares of BASi which he, she or it owns beneficially or of record, a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Chair of the Nominating/Corporate Governance Committee or his or her designee shall have the authority to determine whether a nomination is properly made.

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There is no fixed process for identifying and evaluating potential candidates to be nominees for directors, and there is no fixed set of qualifications that must be satisfied before a candidate will be considered. Rather, the Nominating/Corporate Governance Committee has the flexibility to consider such factors as it deems appropriate. These factors may include education, diversity, experience with business and other organizations comparable with BASi, the interplay of the candidate’s experience with that of other members of the Board of Directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and to any of the committees of the Board of Directors. The Nominating/Corporate Governance Committee does not have a formal policy regarding the consideration of diversity in identifying director nominees, but the Nominating/Corporate Governance Committee does consider, among other things, a director nominee’s potential contribution to the diversity of background and experience of our Board of Directors, including with respect to age, gender, international background, race and specialized experience. The Nominating/Corporate Governance Committee will evaluate nominees for director submitted by shareholders in the same manner in which it evaluates other director nominees. No shareholder has properly nominated anyone for election as a director at the 2016 Annual Meeting.

Family Relationships

There are no family relationships among the directors and executive officers of BASi.

Certain Relationships and Transactions

The Board reviews transactions with related parties, if any, including those required to be disclosed under Item 404 of Regulation S-K. There were no transactions with related parties in fiscal 2015.

Communications with the Board of Directors

Any shareholder who desires to contact members of the Board of Directors, including non-management members as a group, may do so by writing to:

BASi Corporate Secretary

2701 Kent Avenue

West Lafayette, IN 47906

corporatesecretary@BASinc.com

The Corporate Secretary will collect all such communications and organize them by subject matter. Thereafter, each communication will be promptly forwarded to the appropriate board committee chairperson according to the subject matter of the communication. Communications addressed to the non-management members as a group will be forwarded to each non-management member of the board.

Communications with the Audit Committee

Any person who would like to contact the Company for the purpose of submitting a complaint regarding accounting, internal accounting controls, or auditing matters may do so via email, by writing to:

Chairman of the Audit Committee,

Larry S. Boulet

auditcommittee@BASinc.com

Upon receipt of a complaint, the Chairman of the Audit Committee will follow a review process and actions dictated in the Company’s Code of Business Conduct and Ethics to review and address the complaint. The Company’s Code of Business Conduct and Ethics applies to all of BASi’s directors, employees and officers. BASi’s Code of Business Conduct and Ethics is available on the Company’s website at www.basinc.com.

Non-Employee Director Compensation and Benefits

BASi’s compensation package for non-employee directors is generally comprised of cash (annual retainers and board and committee meeting fees) and stock option awards. The annual pay package is designed to attract and retain highly-qualified, independent professionals to represent BASi’s shareholders and reflect BASi’s position in the industry. Actual annual pay varies among directors based on Board committee memberships, committee chair responsibilities and meetings attended. BASi has not adopted guidelines with respect to non-employee director ownership of common shares. Directors, who are employees, if any, receive no additional compensation for their service on the Board.

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Compensation for non-employee directors during fiscal 2015 consisted of the following:

Type of Compensation	Amount ($)
Annual retainer for Board membership	8,000
Annual retainer for director serving as Chairman of the Board	8,000
Annual retainer for director serving as Chair of the Audit Committee	5,000
Annual retainer for director serving as Chair of the Compensation Committee	2,500
Annual retainer for director serving as Chair of the Nominating Committee	1,500
Meeting fee for Board meeting, in person	1,000
Meeting fee for Board meeting, by phone	500
Committee meetings, non-Board meeting days, in person	500
Committee meetings, non-Board meeting days, by phone	250
Daily fee for consultation with management	1,000

For meetings of the standing Board committees held in conjunction with a meeting of the Board, no additional fees are paid.

Option Awards

In fiscal 2015, there were no common stock options or other equity awards granted to non-employee directors.

Business Expenses

The directors are reimbursed for their business expenses related to their attendance at BASi meetings, including room, meals and transportation to and from Board and committee meetings.   Directors are also encouraged to attend educational programs related to Board issues and corporate governance, which are reimbursed by the Company.

Non-Employee Directors’ Compensation Table

The following table shows information regarding the compensation of BASi’s non-employee directors for fiscal 2015. Ms. Lemke did not receive any compensation for her service as a director.

DIRECTOR COMPENSATION FOR FISCAL 2015
Name (1)	Fees paid in cash ($)	All Other Compensation ($) (2)	Total ($)
Larry S. Boulet	21,150	738	21,888
Richard A. Johnson, Ph.D.	14,400	-	14,400
John B. Landis, Ph.D.	19,719	576	20,295
David L. Omachinski	19,025	848	19,873
Merrill Osheroff, Ph.D.	12,650	438	13,088
A. Charlene Sullivan, Ph.D.	18,650	-	18,650

(1)	Total options outstanding for each director at fiscal year-end 2015 are as follows: 10,000 outstanding options for each of Mr. Omachinski and Dr. Sullivan, respectively; 15,000 outstanding options for each of Mr. Boulet, Dr. Johnson and Dr. Landis.
(2)	Reimbursement for travel expenses associated with Board meetings.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission nor shall this information be incorporated by reference into any existing or future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that BASi specifically incorporates it by reference into a filing.

The Audit Committee of the Board operates under a written charter, which is reviewed periodically and was most recently amended in May, 2008. The Audit Committee is comprised of three non-employee directors, each of whom in the opinion of the Board of Directors meets the current independence requirements and financial literacy standards of the NASDAQ Marketplace Rules, as well as the independence requirements of the SEC. In the opinion of the Board of Directors, Mr. Boulet, Mr. Omachinski and Dr. Sullivan each meet the criteria for an “audit committee financial expert” as set forth in applicable SEC rules.

BASi’s management is primarily responsible for the preparation, presentation and integrity of the Company’s financial statements. BASi’s independent registered public accounting firm, RSM US LLP (“independent auditors”), is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion as to the conformity of the financial statements with generally accepted accounting principles.

The function of the Audit Committee is to assist the Board of Directors in its oversight responsibilities relating to the integrity of BASi’s accounting policies, internal controls and financial reporting. The Audit Committee reviews BASi’s quarterly and annual financial statements prior to public earnings releases and submission to the SEC; reviews and evaluates the performance of our independent auditors; consults with the independent auditors regarding internal controls and the integrity of the Company’s financial statements; assesses the independence of the independent auditors; and is responsible for the selection of the independent auditors. In this context, the Audit Committee has met and held discussions with members of management and the independent auditors. Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. Management has also represented to the Audit Committee that the Company’s internal controls over financial reporting were effective as of the end of the Company’s most recently-completed fiscal year.

The Audit Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the quality and acceptability of the Company’s financial reporting process and internal controls. The Audit Committee has also discussed with the Company’s independent auditors the overall scope and plans for the annual audit and reviewed the results of the audit with management and the independent auditors.

In addition, the Audit Committee has discussed the independent auditors’ independence from the Company and its management, including the matters in the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence. The Audit Committee has also considered whether the provision of any non-audit services (as discussed under “Fees of Independent Registered Public Accountants”) would impact the independence of the auditors.

The members of the Audit Committee are not engaged in the practice of auditing or accounting. In performing its functions, the Audit Committee necessarily relies on the work and assurances of the Company’s management and independent auditors.

In reliance on the reviews and discussions referred to in this report and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2015, be filed with the SEC.

AUDIT COMMITTEE

Larry S. Boulet (Chairman)

David L. Omachinski

Dr. A. Charlene Sullivan, Ph.D.

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PROPOSAL 2 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed RSM US LLP (formerly known as McGladrey LLP) (“RSM”) as the Company’s independent registered public accountants for the fiscal year ending September 30, 2016. We are asking our shareholders to ratify RSM as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of RSM to our shareholders for ratification as a matter of good corporate practice.

The proposal will be approved if more shares represented in person or by proxy and entitled to vote on this item at the Annual Meeting are voted for approval of the proposal than are voted against approval of the proposal.

The Board unanimously recommends that shareholders vote “FOR” ratification of the appointment of RSM US LLP as the Company’s independent registered public accountants for fiscal 2016.

In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Selection of Independent Registered Public Accountants

The Company’s Audit Committee engaged RSM as the Company’s independent registered public accounting firm for the audit of the consolidated financial statements for the fiscal years ended September 30, 2015, 2014 and 2013, respectively.

Representatives of RSM are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions concerning the audit of the Company’s financial statements.

Fees of Independent Registered Public Accountants

The approximate aggregate fees billed for the last two fiscal years for each of the following categories of services are set forth below:

	2015	2014

Audit Fees –
Aggregate fees for annual audit, quarterly reviews	$254,000	$322,000

Audit Related Fees –
Aggregate fees for assurance and related services	$—	$—

Tax Fees –
Income tax services related to compliance with tax laws	$—	$—

All Other Fees –	$—	$—

There were no fees for services other than the above paid to the Company’s independent registered public accountants.

BASi’s policies require that the scope and cost of all work to be performed for BASi by its independent registered public accountants must be approved by the Audit Committee. Prior to the commencement of any work by the independent registered public accountants on behalf of BASi, the independent registered public accountants provide an engagement letter describing the scope of the work to be performed and an estimate of the fees. The Audit Committee and the Chief Financial Officer must review and approve the engagement letter and the estimate before authorizing the engagement. All fees were reviewed and approved by the Audit Committee during fiscal 2015 and 2014. Where fees charged by the independent registered public accountants exceed the estimate, the Audit Committee must review and approve the excess fees prior to their payment.

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COMPENSATION OF EXECUTIVE OFFICERS

Compensation Committee and Compensation Methodology

During fiscal 2015, the Compensation Committee of the Board of Directors was responsible for administering the compensation and benefit programs for BASi’s team members, including its executive officers. The Compensation Committee annually reviews and evaluates cash compensation and stock option award recommendations from management along with the rationale for such recommendations, as well as summary information regarding the aggregate compensation provided to BASi’s executive officers other than the President and Chief Executive Officer. The Compensation Committee examines these recommendations in relation to BASi’s overall objectives and makes compensation recommendations to the Board for final approval. The Compensation Committee also sends to the Board for approval its recommendations on compensation for the President and Chief Executive Officer, who does not participate in the decisions of the Board as to her compensation package.

BASi’s executive compensation practices are affected by the highly competitive nature of the biotechnology industry and the location of BASi’s executive offices in West Lafayette, Indiana. The fact that West Lafayette, Indiana is a small city in a predominantly rural area can present challenges to attracting executive talent from other industries and parts of the country. However, the favorable cost of living in this area and the small number of competitive employers in this market, enable the Company to pay generally lower salaries for comparable positions to others in its industry. The Company has also recruited a number of key employees from Purdue University, particularly for scientific and technical responsibilities.

The Compensation Committee strongly believes that executive compensation pay opportunities, and pay actually realized should be tied to Company performance. During fiscal 2014, the Compensation Committee hired First Person, a compensation consultant, to review its compensation practices. The review addressed several areas including the following: (i) whether the Company’s compensation practices motivate management to focus on key financial goals over appropriate time horizons, (ii) whether performance measures utilized support the company’s current strategy and the preservation and creation of shareholder value, (iii) whether the Company’s compensation practices promote prudent risk-taking and (iv) whether performance goals are challenging and appropriate.

The Compensation Committee, in collaboration with management and the compensation consultant, completed the comprehensive review of the compensation structure of the Company. The review was carried out in order to provide the proper incentives and necessary retention of key employees, including the named executive officers, to achieve financial success and deliver an appropriate return to the shareholders.

The Company has developed compensation packages for BASi’s executive officers that meet each of the following three criteria: (1) market competitive - levels competitive with companies of similar size and performance to BASi; (2) performance-based “at risk” pay; and (3) shareholder-aligned incentives that are structured to create alignment between the shareholders and executives with respect to short-term and long-term objectives.

On February 7, 2013, the Board of Directors approved an Annual Incentive Bonus Plan (“AIBP”) for all salaried and hourly employees of BASi, including BASi’s Named Executive Officers or “NEOs”. This AIBP has been established in order to align all participants with the annual goals and objectives of the Company and to create a direct link between compensation and the annual financial and operational performance of the Company. Under the terms of the AIBP, salaried and hourly employees, including the NEOs, were eligible to receive performance-based incentive bonuses based on the Company’s achievement of specific EBITDA levels for the fiscal years ended September 30, 2015 and 2014, respectively, as well as the individual’s accomplishment of specific performance goals. In fiscal 2015, no AIBP bonuses were earned by the NEOs.

Compensation Risks

The Company has considered the components of the Company’s compensation policies and practices. We believe that risks arising from our compensation policies and practices for our employees, including our executive officers, are not likely to have a material adverse effect on us. In addition, the committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risk.

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The Company has reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking. It concluded that:

•	The combination of base salary and incentive compensation, including annual incentive compensation and long-term incentive compensation, reduces the significance of any one particular compensation element.

•	Our historical four-year equity vesting period encourages long-term perspectives among award recipients.

•	The Company’s performance goals are appropriately set in order to avoid targets that, if not met, result in a large percentage loss of compensation;

•	The Compensation Committee oversees the design of BASi’s annual incentive and long-term incentive compensation plans.

•	Our system of internal control over financial reporting, among other controls, reduce the likelihood of manipulation of our financial performance to enhance payments under incentive compensation plans.

Based on the foregoing, we have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on BASi.

Employment Agreements

BASi has Employment Agreements with Ms. Lemke, Mr. Potrzebowski and Dr. Bourdage.

Employment Agreement with Jacqueline M. Lemke

On July 1, 2014, BASi entered into a Second Amended and Restated Employment Agreement with Ms. Lemke. The term of the employment agreement extends through June 30, 2017, subject to automatic renewal for successive one-year terms unless either party gives the other written notice of their intent to terminate the agreement at least 90 days before the end of the then current term. Under her employment agreement, Ms. Lemke’s base salary is $26,000 per month, and she received a one-time cash bonus in the amount of $50,000 on the Company’s first regular payroll date after the effective date of the agreement. Ms. Lemke is eligible for an annual cash bonus based upon performance under the Company’s AIBP, if any, and for a $1,400 monthly commuting allowance in addition to reimbursement of business expenses in accordance with the Company’s standard reimbursement policies. Under her current and predecessor employment agreements, Ms. Lemke has also received options awards.

Ms. Lemke’s employment agreement provides that she could be entitled to severance benefits following the termination of her employment. If she is terminated by BASi without “cause”, or if Ms. Lemke terminates her employment for “good reason” (each as defined in her employment agreement) she would be entitled to the following:

•	Ms. Lemke’s base salary, payable monthly for 18 months following termination;
•	all vacation accrued as of the date of termination;
•	all bonus amounts earned but not paid as of the date of termination; and
•	all salary earned but not paid through the date of termination.
•	health insurance coverage or COBRA reimbursement for the 18-month period

In addition, Ms. Lemke’s employment agreements contain a change in control feature. If Ms. Lemke is “involuntarily terminated” for any reason following a change in control, Ms. Lemke would receive an amount equal to her monthly base salary for the 12 months prior to termination payable for at least 18 months. She would also be eligible for any special bonus program and be eligible during the terminal payment period to participate in Company sponsored benefits, savings and retirement plans, practices, policies and programs, with the employee contribution paid by the employee.

A “change in control” is defined in Ms. Lemke’s agreement as (1) approval by shareholders of the Company of (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common shares immediately prior to the consolidation or merger have substantially the same proportionate ownership of voting common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (b) a sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; (2) a change in the majority of members of the Board of Directors of the Company within a twenty-four (24) month period unless the election, or nomination for election by the Company shareholders, of each new director was approved by a vote of two-thirds (2/3) of the directors then still in office who were in office at the beginning of the twenty-four (24) month period; or (3) the Company combining with another company as the surviving corporation but, immediately after the combination, the shareholders of the Company immediately prior to the combination do not hold, directly or indirectly, more than fifty percent (50%) of the share of voting common stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the shares of voting common stock of the combined company, any shares received by affiliates (as defined in the rules of the SEC) of such other company in exchange for stock of such other company).

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Employment Agreement with Jeffrey Potrzebowski

Effective June 9, 2014, Jeffrey Potrzebowski joined BASi as Chief Financial Officer and Vice President of Finance. His base salary is $16,666.67 per month with a targeted AIBP payout of 30% of base salary. In addition to reimbursement of business expenses in accordance with the Company’s standard reimbursement policies, Mr. Potrzebowski is entitled to a $500 monthly commuting allowance. Mr. Potrzebowski is also eligible to participate in all employee benefit plans which are generally made available to employees of the Company, subject to the eligibility, qualification, waiting period and other terms and conditions of such plans as they shall be in effect from time to time.

In connection with his employment, BASi granted Mr. Potrzebowski an option to purchase 10,000 shares of the Company’s common stock pursuant to the Company’s Employee Stock Option Plan and an Option Agreement dated June 9, 2014.  The grant was effective on June 9, 2014 at a price of $2.66. The option vests in three equal annual installments beginning June 9, 2015, subject to Mr. Potrzebowski’s continued employment with BASi. This option grant expires on the tenth anniversary of the effective date of the grant.

Employment Agreement with Dr. James S. Bourdage

On June 2, 2014, Dr. James S. Bourdage joined BASi as the Vice President of Bioanalytical Services. His base salary is $14,166.67 per month with a targeted AIBP payout of 30% of base salary. Dr. Bourdage is also eligible to participate in all employee benefit plans which are generally made available to employees of the Company, subject to the eligibility, qualification, waiting period and other terms and conditions of such plans as they shall be in effect from time to time.

In connection with his employment, BASi granted Dr. Bourdage an option to purchase 10,000 shares of the Company’s common stock pursuant to the Company’s Employee Stock Option Plan and an Option Agreement dated June 2, 2014.  The grant was effective on June 2, 2014 at a price of $2.71. The option vests in four equal annual installments beginning June 2, 2015, subject to Dr. Bourdage’s continued employment with BASi. This option grant expires on the tenth anniversary of the effective date of the grant.

On November 13, 2015, BASi and Dr. Bourdage entered into a retention and severance agreement. The term of this agreement extends through December 31, 2017, subject to automatic renewals for successive one-year terms unless either party gives the other written notice of their intent to terminate such Agreement at least 30 days before the end of the then current term. Under the agreement, if Dr. Bourdage’s employment is terminated other than for “Good Cause” or due to his “Disability” (each as defined in his agreement), including within twenty-four months following a “Change in Control” (as defined in his agreement), if he resigns for “Good Reason” (as defined in his agreement) within twenty-four months following a Change in Control, or if the Company gives notice of its intention not to renew his agreement, then the Company shall (a) pay Dr. Bourdage accrued pay and benefits earned through the date of his termination of employment, subject to the terms and conditions of such benefits; and (b) pay Dr. Bourdage, as compensation for loss of office, six months base salary at his then current salary in equal bi-weekly installments over the six-month period following the date of termination. In addition, with respect to triggering terminations or resignations following a Change in Control, (a) all outstanding unvested Company options, restricted stock or stock units held by Dr. Bourdage as of the termination that would have vested in accordance with their terms prior to the first anniversary of the termination would immediately vest, with any such options remaining exercisable for a period of 30 days thereafter and (b) Dr. Bourdage would be entitled to receive, at the time when a payout with respect to any performance shares held by Dr. Bourdage as of the termination would otherwise have been made, a pro-rata portion of the number of such performance shares that would have been earned by Dr. Bourdage in accordance with the terms thereof had he remained employed on the date required to earn such shares.

Executive Compensation Tables

Fiscal 2015 Summary Compensation Table

For fiscal 2015, our Named Executive Officers or “NEOs” were Jacqueline M. Lemke, Jeff Potrzebowski and Dr. James Bourdage. The following narrative, tables and footnotes describe the “total compensation” earned by the Company’s NEOs during fiscals 2015 and 2014. Individual components of the total compensation calculation reflected in the Summary Compensation Table are broken out below:

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Salary. Base salary earned during fiscals 2015 and 2014. The terms of the relevant employment agreements governed the base salary for each NEO.

Bonus. The amount presented as bonus for Ms. Lemke represents the $50,000 bonus paid per her Second Amended and Restated Employment Agreement.

Nonequity Incentive Plan Compensation. The compensation presented for Ms. Lemke, Mr. Potrzebowski and Dr. Bourdage pertains to the Company’s AIBP for fiscal 2014.

Option Awards. The awards disclosed under the heading “Option Awards” consist of the aggregate grant date fair value of the stock option awards granted in fiscals 2015 and 2014 computed in accordance with FASB ASC Topic 718. The grant date fair value of the option awards may vary from the actual amount ultimately realized by the NEO based on a number of factors. The factors include BASi’s actual operating performance, common share price fluctuations, differences from the valuation assumptions used, the limited liquidity in the trading of the Company’s shares and the timing of exercise or applicable vesting. Assumptions used in the calculation of the grant date fair value are included in Note 9 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015.

All Other Compensation. The amounts included under “All Other Compensation” are described in the footnotes to the table.

SUMMARY COMPENSATION TABLE
Name	Principal Position	Year	Salary ($)	Bonus ($)		Nonequity Incentive Plan Compensation ($)		Option Awards ($) (1)		All Other Compensation ($)		Total ($)

Jacqueline M. Lemke (2)	President and Chief	2014 2015	295,650 312,000	50,000 -	(3)	42,285 -	(4)	52,775 -	(5)	17,558 17,558	(6) (7)	458,268 329,558
	Executive Officer

Jeff Potrzebowski (8)	Chief Financial	2014 2015	66,667 200,000	- -		5,423 -	(9)	22,200 -	(10)	2,000 6,000	(11) (12)	96,290 206,000
	Officer, Vice President of Finance

James Bourdage Ph.D. (13)	Vice President of	2014 2015	56,667 170,000	- -		4,400 -	(14)	22,600 -	(15)	- -		83,667 170,000
	Bioanalytical Services

(1)	Represents the aggregate grant date fair value of the stock option awards granted in fiscal years 2015 and 2014 in accordance with FASB ASC Topic 718. There were no stock option grants to an NEO in fiscal 2015 and three grants to an NEO in fiscal 2014.
(2)	Ms. Lemke was hired on April 9, 2012, as Chief Financial Officer and Vice President of Finance. On July 5, 2012, Ms. Lemke was elected interim President and Chief Executive Officer, with continuing duties as Chief Financial Officer and Vice President. On February 7, 2013, Ms. Lemke was elected President and Chief Executive Officer, with continuing duties as Chief Financial Officer and Vice President. Ms. Lemke relinquished her duties as Chief Financial Officer and Vice President upon Mr. Potrzebowski’s hiring.
(3)	$50,000 bonus paid per her second amended employment agreement.
(4)	Bonus related to the AIBP for fiscal 2014.
(5)	Grant date fair value of new grant on July 1, 2014 for 25,000 options on common shares, vesting evenly beginning July 1, 2015 and each successive year through July 1, 2017.
(6)	Includes $1,400 monthly car allowance and company paid life insurance premiums.
(7)	Includes $1,400 monthly car allowance and company paid life insurance premiums.
(8)	Mr. Potrzebowski was hired on June 9, 2014, as Chief Financial Officer and Vice President of Finance.
(9)	Bonus related to the AIBP for fiscal 2014.
(10)	Grant date fair value of new grant on June 9, 2014 for 10,000 options on common shares, vesting evenly beginning June 9, 2015 and each successive year through June 9, 2017.
(11)	Includes $500 monthly car allowance.
(12)	Includes $500 monthly car allowance.
(13)	Dr. Bourdage was hired on June 2, 2014, as Vice President of Bioanalytical Services.
(14)	Bonus related to the AIBP for fiscal 2014.
(15)	Grant date fair value of new grant on June 2, 2014 for 10,000 options on common shares, vesting evenly beginning June 2, 2015 and each successive year through June 2, 2018.

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Outstanding Equity Awards at Fiscal Year-End Table

BASi has awarded stock options to members of its senior management and other BASi team members. The terms of these awards typically provide for vesting over a defined period of time. Option awards historically had a four-part vesting schedule in which the first of the four installments vests on the second anniversary of the grant date. Each subsequent one-fourth installment thereafter vests on the anniversary of the grant date for the next three years; however, the Compensation Committee and the Board have the ability to alter, and occasionally do alter, the vesting schedule to meet specific objectives. The options expire if not exercised within ten years from the date of grant. The following table shows the equity awards granted to BASi’s NEOs that were outstanding as of the end of BASi’s 2015 fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL 2015 YEAR-END
OPTION AWARDS

	Number of Securities Underlying Unexercised Options
Name	(#) Exercisable	(#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Jacqueline M. Lemke	50,000 16,669 8,333	— 8,331 16,667	(1) (2)	1.32 1.70 2.53	October 14, 2022 February 6, 2023 June 30, 2024

Jeff Potrzebowski	3,333	6,667	(3)	2.66	June 8, 2024

James S. Bourdage, Ph.D.	2,500	7,500	(4)	2.71	June 1, 2024

(1)	Options on 8,331 shares vest on February 7, 2016.
(2)	Options on 8,333 shares vest on July 1, 2016 and 8,334 shares vest on July 1, 2017.
(3)	Options on 3,333 shares vest on June 9, 2016 and 3,334 shares vest on June 9, 2017.
(4)	Options on 2,500 shares vest on June 2, 2016, 2,500 shares vest on June 2, 2017 and 2,500 shares vest on June 2, 2018.

Equity Compensation Plan Information

BASi maintains stock options plans that allow for the granting of options to employees and directors of BASi. The following table gives information about equity awards under the stock option plans as of the end of fiscal 2015.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under the Equity Compensation Plan *

Equity compensation plans approved by security holders	289,000	$1.82	189,584

Equity compensation plans not approved by security holders	30,000	$0.86	-

TOTAL	319,000	$1.73	189,584

*Excluding securities reflected in first column.

For additional information regarding BASi’s stock option plans, please see Note 9 in the Notes to Consolidated Financial Statements in BASi’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015.

16

PRINCIPAL SHAREHOLDERS

Common Stock

The following table shows, as of January 25, 2016, the number of common shares owned by our directors, executive officers named in the Summary Compensation Table above, our current directors and executive officers as a group, and beneficial owners known to us to hold more than 5% of our outstanding common shares. As of January 25, 2016, there were 8,107,677 common shares outstanding.

NAME	Shares Owned		%
Peter T. Kissinger (1)	1,275,767		15.7
Candice B. Kissinger(2)	1,275,767		15.7
Seth W. Hamot (3)	886,621		10.9
Jacqueline M. Lemke (4)	134,687	(5)	1.7
John B. Landis, Ph.D. (4)	45,000	(6)	0.6
Larry S. Boulet (4)	30,050	(7)	0.4
David L. Omachinski (4)	30,000	(8)	0.4
Richard A. Johnson, Ph.D. (4)	25,000	(9)	0.3
A. Charlene Sullivan, Ph.D. (4)	20,000	(10)	0.2
Jeff Potrzebwoski (4)	3,333	(11)	*
James S. Bourdage, Ph.D. (4)	2,500	(12)	*
Wendy Perrow (4)	—		*

11 Executive Officers and Directors as a group	321,920		4.0

* Less than 0.1%

(1)	Dr. Kissinger’s shares owned beneficially include 427,547 shares over which he has sole voting and dispositive power, 595,910 shares over which he shares voting and dispositive power with his spouse and 252,310 shares over which his spouse has sole voting and dispositive power, including 1,354 shares indirectly held by Ms. Kissinger as custodian for the benefit of their children. The address for Dr. Kissinger is 111 Lorene Place, West Lafayette, Indiana 47906. The information is based on a Form 13D/A filed with the Securities and Exchange Committee on January 29, 2010.
(2)	Ms. Kissinger’s shares owned beneficially include 252,310 shares over which she has sole voting and dispositive power, including 1,354 shares indirectly held by Ms. Kissinger as custodian for the benefit of their children, 595,910 shares over which she shares voting and dispositive power with her spouse and 427,547 shares over which her spouse has sole voting and dispositive power. The address for the Ms. Kissinger is 111 Lorene Place, West Lafayette, Indiana 47906. The information is based on a Form 13D/A filed with the Securities and Exchange Committee on January 29, 2010.
(3)	Shares owned beneficially include 500,000 shares issuable upon conversion of the Company’s Series A convertible preferred stock and 250,000 shares issuable upon exercise of warrants. The address for Mr. Hamot is 222 Berkeley Street, 17th floor, Boston, Massachusetts, 02116.
(4)	Addresses are in care of BASi at 2701 Kent Avenue, West Lafayette, Indiana 47906.
(5)	Shares owned include 75,002 shares underlying exercisable stock options as of January 25, 2016.
(6)	Shares owned include 15,000 shares underlying exercisable stock options as of January 25, 2016.
(7)	Shares owned include 15,000 shares underlying exercisable stock options as of January 25, 2016.
(8)	Shares owned include 10,000 shares underlying exercisable stock options as of January 25, 2016.
(9)	Shares owned include 15,000 shares underlying exercisable stock options as of January 25, 2016.
(10)	Shares owned include 10,000 shares underlying exercisable stock options as of January 25, 2016.
(11)	Shares owned include 3,333 shares underlying exercisable stock options as of January 25, 2016.
(12)	Shares owned include 2,500 shares underlying exercisable stock options as of January 25, 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of BASi’s Common Shares and any other person subject to section 16(a) with respect to BASi to file with the Securities and Exchange Commission reports showing ownership of and changes in ownership of BASi’s Common Shares and other equity securities. On the basis of information available to us, we believe that all filing requirements were met for fiscal 2015.

17

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

Shareholder proposals to be considered for presentation and inclusion in the proxy statement for the 2017 Annual Meeting of Shareholders must be submitted in writing and received by BASi on or before September 30, 2016. If notice of any other shareholder proposal intended to be presented at the 2017 Annual Meeting of Shareholders is not received by BASi on or before December 9, 2016, the proxy solicited by the Board of Directors of BASi for use in connection with that meeting may confer authority on the proxies to vote in their discretion on such proposal, without any discussion in the BASi proxy statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion. The mailing address of the principal offices of BASi is 2701 Kent Avenue, West Lafayette, Indiana 47906.

In addition, any shareholder proposal must be in proper written form. To be in proper written form, a shareholder’s proposal must set forth as to each matter such shareholder proposes to bring before the 2017 Annual Meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such shareholder, (c) the number of common shares of BASi which are owned beneficially or of record by such shareholder, (d) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business and (e) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

OTHER BUSINESS

As of the date of this proxy statement, the Board of Directors of BASi has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (a) any matters not within the knowledge of the Board of Directors as of the date of this proxy statement should properly come before the meeting; (b) a person not named herein is nominated at the meeting for election as a director because a nominee named herein is unable to serve or for any reason will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the meeting; or (d) any matters should arise incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendations of the proxy holders of BASi.

By Order of the Board of Directors,

Jacqueline M. Lemke

President and Chief Executive Officer

February 5, 2016

18

BASi

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK___________

MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on March 10, 2016.

Vote by Internet

- Go to **www.envisionreports.com/BASI**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board recommends a vote FOR all nominees and FOR Proposal 2.

1. Election of Directors:

	For	Withhold
01 - Larry S. Boulet	☐	☐
02 - A. Charlene Sullivan, Ph.D.	☐	☐

	For	Against	Abstain
2. Proposal to ratify RSM US LLP as the Company's independent registered public accountants for fiscal 2016.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT
1 U P X 2 6 1 7 5 4 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

028OYA

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

BASi

Proxy – Bioanalytical Systems Inc.

Notice of 2016 Annual Meeting of Shareholders
Principal Executive Offices of BASi

2701 Kent Avenue, West Lafayette, IN 47906

Proxy Solicited by Board of Directors for Annual Meeting – March 10, 2016 at 10:00 a.m.

Jeffrey Potrzebowski and Jill Blumhoff, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. to be held on March 10, 2016 at 10:00 a.m. or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the nominees in Proposal 1 and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)